UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 3, 2017, Compass Minerals International, Inc. (the “Company”) issued a press release regarding its first quarter 2017 financial results. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 3, 2017, the Company held its 2017 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholder voted on the following four proposals and cast their votes as described below.
Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company, each for a term of three years.

	For	Against	Abstain	Broker Non-Votes
Valdemar L. Fischer	27,569,951	183,737	39,509	4,326,770
Richard S. Grant	27,526,691	198,302	68,204	4,326,770
Amy J. Yoder	27,666,387	97,503	29,307	4,326,770
Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on March 21, 2017.

For	Against	Abstain	Broker Non-Votes
26,377,116	1,339,956	76,125	4,326,770
Proposal 3 — The Company’s stockholders voted, on a non-binding, advisory basis, on the frequency of the advisory approval of the Company’s named executive officer compensation. A majority of stockholders voted for “1 Year.”

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
25,609,635	134,939	2,010,049	38,574	4,326,770
Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Company will continue to hold an advisory vote on named executive officer compensation every year.
Proposal 4 — The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting for 2017.

For	Against	Abstain	Broker Non-Votes
31,959,461	131,151	29,355	—
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on May 3, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.
Date: May 3, 2017	By:	/s/ James D. Standen
Name: James D. Standen
Title: Interim Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on May 3, 2017.